PROXY

                         THE BOMBAY COMPANY, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned security holder of The Bombay Company, Inc., a Delaware corporation, hereby appoints Elaine D. Crowley and Brian N. Priddy, and each of them, with full power of substitution, to represent and vote on behalf of the undersigned all securities which the undersigned is entitled to cast at the Annual Meeting of Shareholders scheduled to be held on Wednesday, May 26, 2004, at 9:00 A.M., local time, at the Botanic Garden Center Complex, 3220 Botanic Garden Boulevard, Fort Worth, Texas 76107, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such securities upon the matters described in the Notice of Annual Meeting and Proxy Statement(receipt of which is hereby acknowledged), and upon any other business that may properly come before the Annual Meeting.

The securities represented by this Proxy will be voted as specified on the reverse side, but if no specification is made, the Proxies named above intend to vote the securities at their discretion FOR the election of the nominees listed in Proposal 1, FOR Proposal 2 and otherwise at the discretion of the Proxies.

Address Changes/Comments:



(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOMBAY COMPANY, INC.
550 BAILEY, SUITE 700
FORT WORTH, TX 76107

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to The Bombay Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOMBAY COMPANY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF THE NOMINEES LISTED
BELOW AS DIRECTORS.

Vote on Directors
1. To elect Class A Directors:
   Nominees: (01) Paul J. Raffin,(02) Julie L. Reinganum
             (03) Bruce R. Smith

For  Withhold  For All  To withhold authority to vote, mark "For All Except"
All    All     Except   and write the nominee's number on the line below.
 -      -         -
| |    | |       | |
 -      -         -

Vote on Proposal

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending January 29, 2005.
                                                 For     Against     Abstain
                                                  -         -           -
                                                 | |       | |         | |
                                                  -         -           -

3. In their discretion upon such other matters as may properly come before the meeting.

IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. (Only one signature is required in the case of securities registered in the name of two or more persons.)

For address changes and/or comments, please check this
box and write them on the back where indicated
                                                      Yes    No
Please indicate if you plan to attend this meeting    -      -
                                                     | |    | |
                                                      -      -
HOUSEHOLDING ELECTION - Please indicate if you
consent to receive certain future investor            -      -
communications in a single package per household     | |    | |
                                                      -      -
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Signature:_______________________________ Date:__________

Signature:_______________________________ Date:__________